UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 12, 2009

                                BCB BANCORP, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

            New Jersey                     0-50275               26-0065262
-----------------------------          ----------------      ------------------
(State or Other Jurisdiction)        (Commission File No.)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


104-110 Avenue C, Bayonne, New Jersey                             07002
--------------------------------------                     --------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (201) 823-0700
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operations and Financial Condition

               By press release the Company announced earnings for the year ended December 31, 2008.


Item 9.01      Financial Statements and Exhibits

(a)  Financial Statements of businesses acquired. Not Applicable.

(b)  Pro forma financial information. Not Applicable.

(c)  Shell company transactions: None

(d)  Exhibits.

     The following Exhibit is attached as part of this report:

     99.1     Press release dated February 12, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BCB BANCORP, INC.



DATE: February 12, 2009                By: /s/ Donald Mindiak
                                           -------------------------------------
                                           Donald Mindiak
                                           President and Chief Executive Officer